

Jan 2011

CHINA PHARMA CORP.

HUB

www.chnpharmahub.com

Forward Looking Statements

Some of the information presented here may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management's current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements.

This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein.

CHINA PHARMA HUB CORP.

Agenda

1. PharmaHub Overview
2. Market Opportunity
3. Assets & Growth Drivers
4. Investment Highlights
5. Summary

CHINA PHARMA HUB CORP.

PharmaHub is ...

PharmaHub is more than a biotechnology company.

A "World Hub" to China ... and a "China Hub" to the World.

Premier licensing partner for U.S. Biotech and Pharmaceutical companies.

Overview

- U.S. public company headquartered in CA with office in Cambridge, MA and presence in Beijing & Sichuan, China
- Multiple exclusive licensing projects addressing multibillion dollar markets
  - In-licensing novel drug candidates to China for clinical trials and further development
  - Out-licensing worldwide rights of novel drug candidates with promising results from China trials to major pharmas in the U.S. and Europe
  - Ability to reach worldwide value faster at lower costs
- Established 3000+ hospital networks and potential sales channels in China
- Established relationships with Chinese government agencies
- Continuous expansion of network of experts in both the U.S. and China

CHINA PHARMA HUB CORP.

PharmaHub Cycle of Success


Groundbreaking
and/or
Proven Technology
Idea
Viable &
Sizable
Market
Market
IP
Strong
IP
PREREQUISITE
EXECUTION
3000+
hospitals
and
growing
Sales
Channel
Team
SAB,
BDAB
PAB,
FAB
Govern
ment
Government
support

Accomplishments to Date

- Executed multiple exclusive licensing arrangements for preclinical and late stage projects

	Description	Arrangement	Market	Available in China	Est. launch Time	Stage
CPC NuLife	Y-90 embedded microsphere device to treat inoperable liver cancer, etc.	Exclusive rights	✓ $3B+	not yet	2 yrs	PMA HDE
Akanas Therapeutics	humanized antibody service platform	Joint venture	✓ $30B+	not yet	1 - 2 yrs	Pre-IND
MediTherX	EGFR humanized antibody candidates	Joint venture	✓ $2.7B+	not yet	5 - 7 yrs	Pre-IND
RBC*	Producing and Proliferating Red Blood Cell from Embryonic Stem Cells	Worldwide Exclusive rights	✓ $36B+	not yet	4 yrs	Pre-IND
Human Albumin***	Therapeutic protein from the milk of transgenic animals	Exclusive Technology Transfer	✓ $1B+	not yet	3 yrs	FDA**

* Potential future projects
** Production method
*** In preliminary discussions

innovation + partnership = opportunity

CHINA PHARMA HUB CORP.

Why PharmaHub is Successful

- Experienced management team and resourceful advisory boards
  - Scientific Advisory, Business Development Advisory, Financial Advisory and Policy Advisory Boards
- Agreements with Chinese governmental agencies
  - National Engineering Research Center for the Development of New Drugs
  - Sichuan Technical Exchange Center (Provincial level)
- Agreements with Chinese pharmaceutical companies
  - Chengdu Yongkon Pharmacy Co., Ltd. (2,600 hospitals)
  - Chengdu Gaotong Isotope Co., Ltd. (Over 600 hospitals that provide radioactive treatments)
  - Chengdu Yunke Pharmaceutical Company (Over 500 hospitals that provide radioactive treatments)
  - Guangzhou Baidi Bio-technology Co., Ltd.
    - Subsidiary of Guangzhou Pharmaceutical Holdings Limited, SHA600332, Market Cap: $2.8B)
  - Xiangxue Pharmaceutical Co (SZ300147, Market Cap: $664M, IPO Dec 15, 2010)

Continuous expansion of...


Innovative Advisory Boards
(US&China)
Pharmaceutical Companies
(over 3,000 hospital network)
Governmental Agencies
(National research institutes, provincial level Gov.)

CHINA PHARMA HUB CORP.

The "Hub" Strategy

- Identify projects by partnering with biotech start ups, renowned universities and national research institutes
- Commercialize unique and mature technology in an available and underserved market
- Create project oriented subsidiary companies to focus on commercialization
- Reduce failure risks with a diversified portfolio
- Multiple exit strategies for partners and investors



China PharmaHub Corp
92%
35%
35%
90%*
100%*
CPC NuLife, Inc.
Akanas Therapeutics, Inc
MeditherX, Inc.
CPC RBC Co*
CPC Albumin Co**

*Company name and ownership percentage to be determined upon signing definitive.
** In preliminary discussions

China PharmaHub Team Includes

- **Richard Lui – Chief Executive Officer**
  - Over 10 years in corporate finance. Experience in M&A, merchant banking, broker-dealer and public companies. Extensive relationships and knowledge of China business.
- **Monica Ding – CFO & China Development**
  - Over 9 years in corporate finance, with additional experience as a broker. Strong relationships in China and has helped number of Chinese companies enter the U.S. market.
- **David Weaver, Ph.D. – SAB**
  - Dr. Weaver currently serves as CEO of Akanas Therapeutics, Inc. and MediTherX, Inc. Dr. Weaver served as Head of Biology R&D at Daiamed, a drug discovery company that delivered protein structure-guided novel small molecule modulators in thrombosis, rheumatoid arthritis, multiple sclerosis, and metabolic disease indications. Previous to a career in biotechnology and pharmaceuticals, Dr. Weaver was an Associate Professor at Harvard Medical School in cancer biology and immunology with laboratories at the Immune Disease Institute and the Dana-Farber Cancer Institute.
- **Gus Pappas, Ph.D. – BDAB Co-Chair**
  - Dr. Pappas has been employed by leading American education and research institutions, such as the University of California and Cal State University systems. Dr. Pappas has forged close affiliations with leading educational & research institutes around the world including: Tsinghua University, Beijing, Tianjin Foreign Studies University, Lincoln University of Missouri, The University of Toledo, Lincoln College of Malaysia, and the University of Missouri - Columbia and Rolla.
- **Ikbal Chowdhury, Ph.D. – BDAB Co-Chair**
  - Dr. Chowdhury has forty-two years of teaching, research, and administrative experience at the university, federal, and international levels. He was employed by two land grant universities, one university overseas, and two international institutions, as well as USDA/Washington, D.C.
- **Curtis Keith, Ph.D. – SAB**
  - Curtis Keith is currently the Chief Scientific Officer of Harvard University's Biomedical Accelerator Fund. The Accelerator Fund supports Harvard investigators in the early stages of developing and validating nascent technologies originating in their labs, with the goal of expediting the public availability of promising new technologies with near-term commercial potential.


Market Opportunity

Global Market



Total world
Growth
SALES CONSTANT US$BN
800
700
600
500
400
300
200
100
0
12%
10%
8%
6%
4%
2%
0%
$527
$569
$608
$650
$670-690
10%
8%
7%
7%
5-6%
2003
2004
2005
2006
2007 (e)



Industry R&D Expense ($ Billions)
Source: Source: FDA CDER & CBER; Evaluate
Annual NME Approvals
R&D Investment
NME Approvals
$40
$35
$30
$25
$20
$15
$10
$5
$0
200
180
160
140
120
100
80
60
40
20
0

- Growth expected at a CAGR of 4-7% through 2013
- Declining R&D productivity
  - Difficulties faced even before the world economic collapse
  - Hard to maintain a steady CAGR%

CHINA PHARMA CORP. HUB

Booming Pharmaceutical Market in China

- Double digit growth 16% to 19% (2005-2010)
- Strength of economy
  - Increased disposable household income
- An enormous + aging population
  - Increased urbanization (180 cities in China with population > 1M)
- Greater government spending on healthcare
  - Desire for improved healthcare



The fifth largest pharmaceutical market in the world by 2010
Projected Pharmaceutical Sales in China ($ in Billions)
CAGR= 15.5%
0
5
10
15
20
25
30
11.7
13.51
15.61
18.03
20.82
24.05
2005
2006
2007
2008
2009
2010
Sources: IMS, Boston Consulting Group



Sales of Pharmaceutical Industry in China (Billion RMB)
0
100
200
300
400
500
600
154.84
462.1
510
1999
2000
2001
2002
2003
2004
2005
2006

CHINA PHARMA HUB CORP.

Novel Drugs … from China

- Increased R&D spending
- Stronger IP protection

Leading destination R&D spending – answered by % top CEOs 2004~2007


China
USA
India
UK
Germany
Brazil
Japan
France
39%
29%
28%
24%
19%
11%
10%
9%

Source: Economist Intelligence

China's Patent Office Busier

Patent applications to the Chinese patent office


140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003

Source: World Intellectual Property Organization

…And Chinese Inventors Active in Overseas Patenting

Average annual growth in number of international patent applications by inventor's nationality


60%
50%
40%
30%
20%
10%
0%
China
US
Japan
European Union (25)

Source: World Intellectual Property Organization

CHINA PHARMA HUB CORP.

Advantages of Development in China

- Clinical trials in Western Hemisphere
  - Difficult to recruit patients
    - 86 % of US clinical studies are delayed by 366 days on average
    - Four out of five trials in Europe fail to enroll sufficient subjects
  - Higher cost
    - Direct or indirect costs caused by the delay of product launching
    - For a billion dollar drug, delays in launching equivalents to opportunity lost of $83M/Month, $2.8M/day
- Clinical trials in China
  - Ample funding sources
    - Private sector, government funding (provincial + regional)
  - Large patient pool
  - PRC government support
  - Lower cost



PharmaHub Assets

Pipeline Asset – CPC Nulife

- Targeted Internal Radiation Therapy
- Y-90 embedded microsphere device to treat liver cancer
- Comparable to FDA approved device - $100 million worldwide sales
- Exclusive distributor agreement with a world leader precision radioactive glass microsphere manufacturer in the U.S.
  - Rights to market and sell in Greater China Region (China, Hong Kong, Taiwan and Macau), Singapore, Malaysia and Bangladesh
- 2 competitors worldwide
  - TheraSphere(TM) by Nordion, Inc. (NYSE: NDZ, Market Cap: $686M)
  - Sir-Sphere (TM) by Sirtex Medical Limited (ASX: SRX, Market Cap: $326M)
- 0 competitors in China
- Competitive advantages in China



Liver
cells

microspheres may emit alpha, beta or gamma radiation individually or in combination to treat malignant liver tumors. Products currently available in market emits beta radiation.

CHINA PHARMA HUB CORP.

CPC NuLife

- **Market Opportunity:**
  - Liver cancer:
    - Global death: annual rate 625,000 cases
    - $3 Billion+ market potential
    - China: annual rate 340,000 cases (year over year increase since 1970s)
  - Estimate sales year one
    - $30 million (China only)
- **PharmaHub's Competitive Advantages:**
  - Established sales channel over 600 (tier 1 + 2) hospitals in China;
  - Ready permits & logistics thru China partners
  - Lower COGS
- **Investment Highlights:**
  - Proven technology
  - Sizable, viable market
  - Successful track record of regulatory approval
  - Attractive Risk-return profile
  - Shorter launch time (less than 2 yrs.)


Healthy liver
Irradiated Microspheres
Blood Flow
Tumor

Case 1: 70 yrs. old Male, HCC patient



July 2006, 10in HCC tumor; 2009, free of tumor

CPC NuLife

- **Next steps:**
  - Regulatory Clearance
    1. Submit PMA for regulatory clearance (FDA, EMA, etc.)
    2. Upon FDA or EMA clearance, submit registration documents to China's State Food and Drug Administration (SFDA) for marketing and sale of medical device in 2012
    3. Upon SFDA clearance, submit registration documents in Taiwan, Macau, Singapore, Malaysia, etc.
  - Commercialization
    - Complete management team with experienced project manager, sales & distribution manager;
    - Build sales network targeting hospitals through strategic partners, including Chengdu Gaotong Isotope Co., Ltd. (600+ hospitals out of 800 hospitals permitted to perform radiation therapy)
    - Seek additional partners with sales networks of hospitals in China, Hong Kong/Macau and Taiwan
  - R&D
    - Upon SFDA admission, initiate pivotal clinical trials in China for treating hepatocellular carcinoma (HCC)
- **Goals:**
  - Submit to FDA or EMA in Q1 2011
  - Submit to SFDA by Q2 2012
  - Achieve sales revenue by 2013

Pipeline Asset – Akanas Therapeutics

- Overview
  - Humanized Antibody Platform Technology Company
  - Focused on R&D for new humanized antibody drug candidates for oncology and autoimmune diseases
  - Dual approach:
    - Modifying existing, marketed antibody drugs into human antibodies that retain high affinity and avoid immunogenicity
    - Working on other known drug targets suitable for antibody treatment
- Background:
  - PharmaHub owns 35%; Dr. David Weaver and Dr. Michael Rynkiewicz own 65%
  - Drs. Weaver and Rynkiewicz are original inventors;
  - Worldwide patent protection, initially filed in the U.S.

CHINA PHARMA HUB CORP.

Akanas Therapeutics

- **Market Opportunity:**
  - Antibody drug market - highest growth of any pharmaceutical sector
  - $32 billion for top ten antibodies; $37 billion projected in 2010
  - Industry transitioning into humanized antibodies
- **Competitive Advantages**
  - First-in-Class and Second-Generation Antibody Products
  - Reduced immunogenicity; fewer side effects
  - High probability of meaningful clinical impact
  - Potential for chronic therapies
  - Shorter time to achieve a clinical candidate
  - Improved dosing, efficacy and stability
  - Closely resemble the starting antibody


Antigen
Binding
Site
Parent
Daughter 1
Daughter 2
Daughter 3

Pipeline Asset – MediTherX

- **Overview**
  - Humanized EGFR Antibody Company
    - Focused on the development and commercialization of Epidermal Growth Factor Receptor (EGFR) human antibodies developed by Drs. Weaver & Rynkiewicz with the Beijing Institute of Biotechnology (BIB)
    - Potential to show lower immunogenicity and reduced side effects in clinical trials, as compared to ERBITUX®
    - Excellent Kd values
- **Ownership:**
  - PharmaHub owns 35%; Dr. David Weaver and Dr. Michael Rynkiewicz own 65%
  - MediTherX to share portion of right to market and sell this product in China with BIB
- **Next steps:**
  - Work with BIB and seek additional partners in China to file IND in China and advance through preclinical trials
  - Clinical development path in China; CRO >> CMO

Future Pipeline Asset – RBC

- Overview
  - Universal Donor Red Blood Cells (RBCs)
  - Fully patented technology developed by a major U.S. university
  - Exclusive worldwide rights
  - PharmaHub will own majority%
  - Original inventor to join the team
  - Entered into LOI in Q4 2010, *Definitive agreement in Q1 2011*
- Highlights
  - $36 billion market opportunity
  - True, non-toxic, human red blood cells
  - High safety: lack of nucleus; Low COGs
  - Fresh supply: continuous manufacturing
  - Economy of scale: fast proliferation
  - Favorable government policy and strong market demand in China and development countries



Pluripotent Stem Cells
Totipotent
In vivo fertilized egg
8 cell embryo
Blastocyst
Cultured undifferentiated stem cells
Pluripotent
Neural cells
Cardiac muscle
Blood cells



Competition
Red Blood Cells (RBCs) (7 microns)
Perflourocarbons (PFCs) (0.2 microns)
Hemoglobin Based Oxygen Carriers (HBOCs) (0.08 - 0.1 microns)

CHINA PHARMA HUB CORP.

Future Pipeline Asset – Human Albumin

- **Overview**
  - Recombinant human albumin sourced from transgenic cattle
  - Mature technology developed by renowned U.S. company in transgenic production
  - Exclusive technology transfer
  - PharmaHub will own majority %
  - *Definitive Agreement in Q1 2011*
- **Highlights**
  - $1 billion market opportunity within China
  - 99.9999% purification
  - Wide usage area:
    - a stabilizer in many therapeutic products, interferon, erythropoietin, recombinant factor VIII, and some vaccines.
    - Commonly used by Chinese replacing saline
  - Ready to implement (existing embryo, cattle sites, etc.)
  - Strong interests from Chinese government & potential strategic investors

Government Asset

- Agreements already in place:
  - 5 year agreement with the Sichuan provincial government
    - Matchmaking at least 2 acceptable strategic partners;
    - Bi-annum conference / roadshow
    - Promotion / implementation/ policy
  - 5 year exclusive agreement with China's National Engineering Research Center
    - Access to PRC Institute of Materia Medica & PRC Academy of Medicinal Science
    - 1500m^2 state of art laboratory
    - Ready capital for clinical trials

Hospital Network Asset

- Sales & Distribution Channel - Key to success
  - Pharmaceutical companies
  - Hospitals
  - Research institutes
  - Aligned interests
  - Government support
- Agreements already in place:
  - Chengdu Yongkon Pharmacy Co., Ltd. (2,600 hospitals)
  - Chengdu Gaotong Isotope Co., Ltd. (Over 600 hospitals that provide radioactive treatments)
  - Chengdu Yunke Pharmaceutical Company (Over 500 hospitals that provide radioactive treatments)
  - Guangzhou Baidi Bio-technology Co., Ltd. (Over 2500 hospitals)
    - Subsidiary of Guangzhou Pharmaceutical Holdings Limited, SHA600332, Market Cap: $2.8B)
  - Xiangxue Pharmaceutical Co (SZ300147, Market Cap: $664M, IPO Dec 15, 2010)


Investment Highlights

Investment Highlights



Groundbreaking Technology
Management Interest Aligned with that of Public Shareholders
Unique Market Opportunity
Attractive Risk-Return Profile
High Barrier of Entry
Mutiple Exit Methods

CHINA PHARMA HUB CORP.

Summary

- Global pharmaceutical hub with multiple exclusive licensing arrangements for the U.S. and China
- Diversified pipeline portfolio to reduce failure risk
- Attractive and diversified exit strategies on each subsidiary
- Barrier of entry for competitors to enter China by executing agreements with Chinese organizations and pharmaceutical companies
- Continuous growing of 3000+ hospital network
- Experienced management team in the U.S. and China and strategic advisory board structure


THANK YOU!
CHINA
PHARMA
CORP.
HUB